Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Raghavan Rajaji, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge, Manugistics Group, Inc.’s Quarterly Report on Form 10-Q for the fiscal quarter ended November 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Manugistics Group, Inc.

Dated: January 14, 2004	By:	/s/ Raghavan Rajaji

Raghavan Rajaji
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

     A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Manugistics Group, Inc. and will be retained by Manugistics Group, Inc. and furnished to the Securities and Exchange Commission or its Staff upon request.